SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 8, 2018

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

CenterState Bank Corporation to present at the

2018 KBW Winter Financial Services Symposium

CenterState Bank Corporation (“CSFL” or “CenterState”) is furnishing this Current Report on Form 8-K in connection with a presentation being made by management at the KBW Winter Financial Services Symposium on February 8 – 9, 2018 in Miami, FL.  Attached hereto and incorporated herein as Exhibits 99.1 is the text of that presentation.  This presentation contains forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this presentation. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements.

Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond CenterState’s control. These forward looking statements, many of which, with respect to future business decisions and actions, are subject to change, may cause the actual results, performance or achievements of CenterState or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets, responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to CenterState, the possibility that the anticipated benefits of the completed transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies, or diversion of management’s attention from ongoing business operations and opportunities, CenterState’s success in executing its business plan and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of CenterState. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, under the title “Risk Factors.” You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.

Item 9.01	Financial Statements and Exhibits

The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

	(d)	Exhibits:

	Exhibit 99.1	Fourth Quarter 2017 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer Idell
Jennifer Idell
Executive Vice President and
Chief Financial Officer

Date:  February 8, 2018

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